TAG 7th ANNUAL SPRING CONSUMER CONFERENCE MARCH 24, 2015

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward- looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 1, 2014, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for the 2015 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION All dollar and share amounts are in 000’s unless otherwise stated. 2

FINANCIAL RESULTS | ADJUSTED P&L SUMMARY* 2014 % OF NET SALES 2013 % OF NET SALES $ $NET SALES 3,744,030 100.00% 4,116,897 100.00% GROSS PROFIT 2,313,570 61.80% 2,575,435 62.60% OPERATING EXPENSE 2 137 116 57 10% 2 375 632 57 70% , , . , , . OPERATING INCOME 191,693 5.10% 222,877 5.40% NET INCOME $112,309 3.00% $150,619 3.70% NET INCOME PER DILUTED SHARE $1.54 $1.91 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 72,937 78,666 3 * The Adjusted P&L Summary for the current and prior period is presented on a non-GAAP basis, excluding asset impairment, lease termination, store closure, profit improvement initiative, corporate governance, Gilly Hicks restructuring and CEO transition charges. Refer to the 8-K filed on March 5, 2015, for further information.

FINANCIAL RESULTS | COMPARABLE SALES* 7% 5% 10% 0% 5% -1% 8%10% -5% -11% - -15% - 2010 2011 2012 2013 2014 (1) 4 *Comparable sales are calculated on a constant currency basis and beginning in Fiscal 2012 include direct-to-consumer. (1) Fiscal 2014 comparable sales exclude Gilly Hicks.

FINANCIAL RESULTS | ADJUSTED EPS* $3.50 $4.00 $2 00 $2.50 $3.00 $1.00 $1.50 . $- $0.50 2009 2010 2011 2012 2013 2014 NON-GAAP EPS $1.12 $2.05 $2.31 $2.90 $1.91 $1.54 5 * Adjusted EPS is presented on a non-GAAP basis from continuing operations, excluding asset impairment, lease termination, store closure, profit improvement initiative, corporate governance, Gilly Hicks restructuring and CEO transition charges.

FINANCIAL RESULTS | 2014 TAKEAWAYS • TRANSFORMATION TO A BRANDED ORGANIZATION – FOCUSED ACCOUNTABILITY – BRAND DIFFERENTIATION • GRADUALISM IN ASSORTMENT CHANGES • STORE FRONT AND U.K. PRICE TESTS • OMNI-CHANNEL CAPABILITIESCHANNE CAPABILITIE • INITIAL STEPS WITH WHOLESALING, FRANCHISING AND LICENSING 6

STRATEGIC PRIORITIES STORE PRODUCTIVITY DTC/ OMNI-CHANNEL BRAND REACH ORGANIZATIONALCOST STRUCTURE MANAGEMENT 7

STRATEGIC PRIORITIES | STORE PRODUCTIVITY PRICING CUSTOMER EXPERIENCE EVOLVING MERCHANDISE STORE STORE PRODUCTIVITY ASSORTMENT CLOSURES 8

STORE PRODUCTIVITY | EVOLVING THE ASSORTMENT • BALANCING FASHION RELEVANCE, QUALITY AND VALUE • BUILDING TAILORED ASSORTMENTS • BALANCING CATEGORY OFFERINGS • BUYING WITH GREATER CONVICTION 9

STORE PRODUCTIVITY | LOGO CONTRIBUTION IMPACT Q1 Q2 Q3 Q4 LOGO CONTRIBUTION IMPACT TO COMPARABLE SALES • CONTRIBUTED -12% OF THE -10% COMPARABLE SALES IN Q3 AND Q4 -5% -3% -1% •NEGATIVE LOGO HEADWIND CONTINUING IN THE FIRST HALF OF FISCAL 2015 FINDING THE RIGHT BALANCE WITH -7% -12% -12% -5% • FASHION LOGO -7% -5% -9% -7% -13% -11% ACTUAL FISCAL 2014 PROJECTED FISCAL 2015 10

STORE PRODUCTIVITY | PRICING • GLOBAL PRICING FOCUS • SIMPLER PRICING AND CLEARER PROMOTIONAL CLEARE MESSAGES • U K PRICE TEST ROLL OUT. . • ESSENTIALS AND MUST-HAVES 11

STORE PRODUCTIVITY | CUSTOMER EXPERIENCE • MORE INVITING AND EASIER SHOPPING EXPERIENCE • HOLLISTER STORE FRONTS • IN-STORE ENVIRONMENT • TESTING NEW STORE FORMATSTESTIN STOR FORMAT • STORE ASSOCIATE TRAINING AND INCENTIVE PROGRAMS 12

STORE PRODUCTIVITY | U.S. STORE CLOSURES* • CLOSED 51 U.S. STORES IN FISCAL 2014 • CUMULATIVE CLOSURES SINCE 2010 OF APPROXIMATELY 275 U.S. STORES • EXPECT TO CLOSE APPROXIMATELY 60 STORES IN FISCAL 2015 • NEARLY 70% OF U S LEASES EXPIRE OVER THE NEXT THREE YEARSNEARL 70 . . LEASE EXPIR OVE TH EX THRE YEAR 400 U.S. CUMULATIVE CLOSURES BY YEAR 274 274 60 200 300 64 134 178 223 0 100 2010 2011 2012 2013 2014 2015 13 ACTUAL PROJECTED * Excludes Gilly Hicks

STORE PRODUCTIVITY | EUROPEAN STORES SALES PER GROSS FOOT HAVE $1,116 $1 100 SALES PER GROSS SQUARE FOOT* • DECLINED BUT ARE STILL HEALTHLY $965 $862 $900 $1,000 , • OVER 90% OF EUROPEAN STORES OPERATE AT FOUR-WALL EBITDA MARGINS ABOVE 20% $735 $604 $600 $700 $800 $390 $463 $485 $417 $381 $400 $500 • LEASE FLEXIBILITY $200 $300 2010 2011 2012 2013 2014 EUROPEAN STORES TOTAL COMPANY 14 * Square footage is calculated on the last day of the respective fiscal year.

STRATEGIC PRIORITIES | DTC/ OMNI-CHANNEL • ENSURE CONSISTENT SEAMLESS EXPERIENCE SITE AND MOBILE OPTIMIZATION• OPTIMIZATIO • OVER 40 LOCALIZED SITES IN 10 LANGUAGES • OMNI-CHANNEL CAPABILITIES 15

STRATEGIC PRIORITIES | COST MANAGEMENT CUMULATIVE ANNUAL PROFIT IMPROVEMENT SAVINGS • $250 MILLION IN CUMULATIVE SAVINGS 8% SUPPLY CHAIN HOME OFFICE (BY WORKSTREAM) • REDUCING AVERAGE UNIT COST 21% • “PRODUCTIVITY AS A WAY OF LIFE” 19% 52% NON-MERCHANDISE & MARKETING EXPENSES STORE OPERATIONS 16

STRATEGIC PRIORITIES | CAPITAL EXPENDITURES FISCAL 2015 CAPITAL EXPENDITURES • DISCIPLINED CAPITAL ALLOCATIONS 21% IT/ DTC NEW STORES • CAPITAL EXPENDITURES OF AROUND $150 MILLION IN FISCAL 2015 45% • FOCUSED INVESTMENTS TO SUPPORT 34% INVESTMENT STRATEGIC PRIORITIES STORE ENHANCEMENTS 17

STRATEGIC PRIORITIES | BRAND REACH SELECTIVE INTERNATIONAL• SELECTIV INTERNATIONA GROWTH • OUTLETS • WHOLESALE, FRANCHISING AND LICENSING ABERCROMBIE & FITCH / abercrombie kids EXPECTED 2015 INTERNATIONAL STORES 18 HOLLISTER CO.

STRATEGIC PRIORITIES | ORGANIZATIONAL STRUCTURE • COMPLETING TRANSITION TO A FULLY BRANDED MODEL • INCREASED ACCOUNTABILITY • INCENTIVE COMPENSATION ALIGNED WITHINCENTIV BRAND PERFORMANCE 19

2015 OUTLOOK*

- SIGNIFICIANT FX HEADWIND
- CONTINUED PRESSURE FROM REDUCED LOGO, PARTICULARLY IN THE FIRST HALF OF THE YEAR
- GROSS MARGIN FLAT TO SLIGHTLY UP
- CAPITAL EXPENDITURES OF AROUND $150 MILLION

*Outlook for the full year does not include charges related to asset impairment, lease termination, store closure, profit improvement, corporate governance, restructuring, other potential impairments and share repurchases.

A&F | a&f |
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2015 OUTLOOK | OPERATING EXPENSES 21